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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 14, 2005


                             PARKER DRILLING COMPANY
             (Exact name of registrant as specified in its charter)


         Delaware                        1-7573                   73-0618660
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


    1401 Enclave Parkway, Suite 600
          Houston, Texas 77077                                        77077
(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (281) 406-2000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01    Other Events.

         On April 14, 2005, Parker Drilling Company (the "Company") publicly disseminated a press release announcing that it intends, subject to market and other conditions, to offer an additional $50 million in aggregate principal amount of its 9 5/8% Senior Notes due 2013 in a private offering. The purpose of this Current Report on Form 8-K is to file as Exhibit 99.1 a copy of the Company's press release dated April 14, 2005 announcing such event. The press release is incorporated by reference into this Item 8.01 and the foregoing description of the press release is qualified in its entirety by reference to such exhibit.

Item 9.01    Financial Statements and Exhibits.

         Exhibits. The following is filed as an exhibit to this Current Report on Form 8-K:

             99.1 Press Release of Parker Drilling Company dated April 14, 2005.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PARKER DRILLING COMPANY


Dated: April 14, 2005               By: /s/ W. Kirk Brassfield
                                        ----------------------------------------
                                        W. Kirk Brassfield
                                        Vice President, Finance and Accounting




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                                  EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------

99.1              Press Release of Parker Drilling Company dated April 14, 2005.






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